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Scudder Variable Series II


o   Scudder Technology Growth Portfolio

Supplement to the currently effective prospectuses




Effective January 12, 2004, the following information replaces the disclosure for Scudder Variable Series II: Scudder Technology Growth Portfolio in "The portfolio managers" section of the prospectuses.

The following people handle the day-to-day management of the portfolio:

Ian Link                                                 Anne Meisner
CFA, Managing Director of Deutsche Asset Management and  Director of Deutsche Asset Management and Portfolio
Lead Manager of the portfolio.                           Manager of the portfolio.
 o Joined Deutsche Asset Management and the               o Joined Deutsche Asset Management in 2001, after 9
   portfolio in 2004.                                       years of experience at Goldman Sachs as vice
 o Head of Technology Global Sector Team.                   president, both in the fixed income technology
 o Prior to joining Deutsche Asset Management,              division, as well as in equity research as the lead
   had 14 years of experience as senior vice president,     Infrastructure Software analyst, previously serving
   fund manager, head of communications and technology      as member of technical staff at Bell Communications
   teams and equity analyst for Franklin Templeton          Research (formerly Bell Labs).
   Investments.                                           o Analyst for global equity, Hardware and Software
 o MBA, University of California, Berkeley.                 sector: New York.
                                                          o Joined the portfolio in 2003.
                                                          o MBA, Columbia University Business School.
                                                          o MS, Computer Science, Michigan State University.


January 12, 2004